Exhibit 4(d)(1)

POLICY NUMBER: [XXXXXXXXXX]

POLICY SPECIFICATIONS

Summary of Coverages Effective on the Policy Date

[R21FNL S21FNL	Flexible Duration No-Lapse Guarantee Rider

	Maximum No-Lapse Guarantee Period:	[Lifetime]]

[ICC21 S21PRO]

Page [X]

POLICY NUMBER: [XXXXXXXXXX]

POLICY SPECIFICATIONS

EFFECTS OF THE RIDER ON THE POLICY

Rider Charge – On each Monthly Payment Date prior to the Monthly Deduction End Date, a Net Amount at Risk Based Rider Charge is deducted from the Policy’s Accumulated Value as a Monthly Deduction. This charge is the maximum charge we guarantee. We may charge less than the maximum charge, and the charge may vary by Class. Note that Class includes the Policy form to which this Rider is attached. Any lesser charge will apply uniformly to all members of the same Class.

This Rider Charge is not an Optional Benefit Charge for purposes of determining the No-Lapse Monthly Deduction and does not reduce the No-Lapse Guarantee Value.

Net Amount at Risk Based Rider Charge – The Net Amount at Risk Based Rider Charge is equal to (c x d) where:

c = The applicable Monthly Rate per $1 of Net Amount at Risk, if any, shown below; and

d = The Net Amount at Risk on each Monthly Payment Date.

[Asset Allocation Requirement – To be eligible for this Rider when this Rider is attached to a Variable Policy, allocations to the Investment Options must be in an allowable Fixed or Variable Option or other Option We designate. Not all Investment Options may be used with this Rider. The allowable Investment Options are evaluated periodically (generally, annually). As a result of this periodic analysis, the available allowable Investment Options for this Rider may change, resulting in a change to the allowable allocations, and potentially to the underlying Variable Options. In such case the Accumulated Value must be reallocated to another allowable Investment Option in order to keep this Rider In Force. We may be contacted to find out which Individual Investment Options are available at any given time for the purpose of this requirement.

You need to determine which allowable Investment Options are best suited to Your financial needs, investment time horizon, and investment risk tolerance. You should periodically review these factors to determine if changes to Investment Options are needed to keep up with changes in Your personal circumstances.

If any allocation is made to an Investment Option other than an allowable Investment Option, this Rider will terminate and will no longer provide benefits.]

GENERAL PROVISIONS OF THIS RIDER

Changes in Face Amount – When this Rider is In Force, Face Amount increases may not be requested after the Effective Date.

Rider Reinstatement –This Rider may not be reinstated if it was terminated before the date the Policy ceased to be In Force. Otherwise, this Rider will reinstate on the date that the Policy is reinstated. The No-Lapse Guarantee Value on the date of Rider Reinstatement, but prior to receipt of any Premium, will be equal to the Net No-Lapse Guarantee Value on the date the Policy ceased to be In Force. If the Net No-Lapse Guarantee Value remains negative, then the No-Lapse Guarantee is not in effect. The Net No-Lapse Guarantee Value may be restored as described in the Restoring the Net No-Lapse Guarantee Value provision of this Rider to bring the No-Lapse Guarantee into effect.

Upon Rider Reinstatement, the Net Amount at Risk Based Rider Charge, the No-Lapse Coverage Charge and the No-Lapse Administrative Charge will resume on their schedule(s) as of the Monthly Payment Date when Lapse occurred. The No-Lapse Cost of Insurance Charges will be calculated using No-Lapse Cost of Insurance Rates that resume their original schedule(s) as if lapse had never occurred, and will reflect the Insured’s Age at reinstatement and Policy duration measured from the Effective Date of this Rider.

ICC21 S21FNL

Page [X]

POLICY NUMBER: [XXXXXXXXXX]

POLICY SPECIFICATIONS

FLEXIBLE DURATION NO-LAPSE GUARANTEE RIDER VALUE FEATURES

Rider Termination – This Rider will terminate upon:

●	Your Written Request;
●	Surrender of the Policy;
●	The date the Policy ceases to be In Force;
●	[When applicable to the Policy, allocation of funds into an Investment Option that is not allowed;]
●	On the Monthly Payment Date on or immediately following the date an unscheduled increase in Face Amount is requested and approved;
●	The end of the Maximum No-Lapse Guarantee Period shown in the Policy Specifications;
●	The date on which both the Net No-Lapse Guarantee Value is less than or equal to zero and the Policy Lapses as described in the Policy to which this Rider is attached.

Upon Rider Termination, the No Lapse Guarantee Value is set to zero and will remain at zero. At that time, Rider Charges cease and will no longer be deducted from the Policy’s Accumulated Value.

ICC21 S21FNL

Page [X]

POLICY NUMBER: [XXXXXXXXXX]

POLICY SPECIFICATIONS

FLEXIBLE DURATION NO-LAPSE GUARANTEE RIDER VALUE FACTORS

Policy Year	Annual Premium Threshold	No-Lapse Premium Load Rate*	Excess Premium Load Rate
1	$[802.46	[4.50%	[25.00%
2	802.46	4.50%	25.00%
3	802.46	4.50%	25.00%
4	802.46	4.50%	25.00%
5	802.46	4.50%	25.00%
6	802.46	7.00%	25.00%
7	802.46	7.00%	25.00%
8	802.46	7.00%	25.00%
9	802.46	7.00%	25.00%
10	802.46	7.00%	25.00%
11	802.46	20.00%	15.00%
12	802.46	20.00%	15.00%
13	802.46	20.00%	15.00%
14	802.46	20.00%	15.00%
15	802.46	20.00%	15.00%
16	802.46	20.00%	15.00%
17	802.46	20.00%	15.00%
18	802.46	20.00%	15.00%
19	802.46	20.00%	15.00%
20	802.46	20.00%	15.00%
21	776.44	20.00%	15.00%
22	774.94	20.00%	15.00%
23	774.94	20.00%	15.00%
24	774.94	20.00%	15.00%
25	774.94	20.00%	15.00%
26	774.94	20.00%	15.00%
27	774.94	20.00%	15.00%
28	774.94	20.00%	15.00%
29	774.94	20.00%	15.00%
30	774.94	20.00%	15.00%
31	774.94	30.00%	15.00%
32	774.94	30.00%	15.00%
33	774.94	30.00%	15.00%
34	774.94	30.00%	15.00%
35	774.94	30.00%	15.00%
36	774.94	30.00%	15.00%
37	651.34	30.00%	15.00%
38	651.34	30.00%	15.00%
39	651.34	30.00%	15.00%
40	651.34	30.00%	15.00%
41	651.34	30.00%	15.00%
42	651.34	30.00%	15.00%
43	651.34	30.00%	15.00%
44	651.34	30.00%	15.00%

* We reserve the right to use a lower No-Lapse Premium Load Rate than shown in this column. If we do so, the rate will apply uniformly to all members of the same Class

ICC21 S21FNL

Page [X]

POLICY NUMBER: [XXXXXXXXXX]

POLICY SPECIFICATIONS

FLEXIBLE DURATION NO-LAPSE GUARANTEE RIDER VALUE FACTORS

(continued)

Policy Year	Annual Premium Threshold	No-Lapse Premium Load Rate*	Excess Premium Load Rate
45	651.34	30.00%	15.00%
46	651.34	30.00%	15.00%
47	651.34	30.00%	15.00%
48	651.34	30.00%	15.00%
49	651.34	30.00%	15.00%
50	651.34	30.00%	15.00%
51	651.34	30.00%	15.00%
52	651.34	30.00%	15.00%
53	651.34	30.00%	15.00%
54	651.34	30.00%	15.00%
55	651.34	30.00%	15.00%
56	651.34	30.00%	15.00%
57	651.34	30.00%	15.00%
58	651.34	30.00%	15.00%
59	651.34	30.00%	15.00%
60	651.34	30.00%	15.00%
61	668.84	30.00%	15.00%
62	668.84	30.00%	15.00%
63	668.84	30.00%	15.00%
64	668.84	30.00%	15.00%
65	668.84	30.00%	15.00%
66	668.84	30.00%	15.00%
67	668.84	30.00%	15.00%
68	668.84	30.00%	15.00%
69	668.84	30.00%	15.00%
70	668.84	30.00%	15.00%
71	668.84	30.00%	15.00%
72	668.84	30.00%	15.00%
73	668.84	30.00%	15.00%
74	668.84	30.00%	15.00%
75	668.84	30.00%	15.00%
76	668.84	30.00%	15.00%
77	668.84	30.00%	15.00%
78	668.84	30.00%	15.00%
79	668.84	30.00%	15.00%
80	668.84	30.00%	15.00%
81	668.84	30.00%	15.00%
82	668.84	30.00%	15.00%
83	668.84	30.00%	15.00%
84	668.84	30.00%	15.00%
85	668.84	30.00%	15.00%
86	668.84	30.00%	15.00%
87+	0.00]	00.00]%	00.00]%

*We reserve the right to use a lower No-Lapse Premium Load Rate than shown in this column. If we do so, the rate will apply uniformly to all members of the same Class.

ICC21 S21FNL

Page [X]

POLICY NUMBER: [XXXXXXXXXX]

POLICY SPECIFICATIONS

FLEXIBLE DURATION NO-LAPSE GUARANTEE RIDER VALUE FACTORS

(continued)

Policy Year	Basic Accumulation Factor	Excess Accumulation Factor
1	[0.002709263	[0.002709263
2	0.002709263	0.002709263
3	0.002709263	0.002709263
4	0.002709263	0.002709263
5	0.002709263	0.002709263
6	0.002709263	0.002709263
7	0.002709263	0.002709263
8	0.002709263	0.002709263
9	0.002709263	0.002709263
10	0.002709263	0.002709263
11	0.002709263	0.002709263
12	0.002709263	0.002709263
13	0.002709263	0.002709263
14	0.002709263	0.002709263
15	0.002709263	0.002709263
16	0.002709263	0.002709263
17	0.002709263	0.002709263
18	0.002709263	0.002709263
19	0.002709263	0.002709263
20	0.002709263	0.002709263
21	0.002709263	0.002709263
22	0.002709263	0.002709263
23	0.002709263	0.002709263
24	0.002709263	0.002709263
25	0.002709263	0.002709263
26	0.002709263	0.002709263
27	0.002709263	0.002709263
28	0.002709263	0.002709263
29	0.002709263	0.002709263
30	0.002709263	0.002709263
31	0.002709263	0.002709263
32	0.002709263	0.002709263
33	0.002709263	0.002709263
34	0.002709263	0.002709263
35	0.002709263	0.002709263
36	0.002709263	0.002709263
37	0.002709263	0.002709263
38	0.002709263	0.002709263
39	0.002709263	0.002709263
40	0.002709263	0.002709263
41	0.002709263	0.002709263
42	0.002709263	0.002709263
43	0.002709263	0.002709263
44	0.002709263	0.002709263

ICC21 S21FNL

Page [X]

POLICY NUMBER: [XXXXXXXXXX]

POLICY SPECIFICATIONS

FLEXIBLE DURATION NO-LAPSE GUARANTEE RIDER VALUE FACTORS

(continued)

Policy Year	Basic Accumulation Factor	Excess Accumulation Factor

45	0.002709263	0.002709263
46	0.002709263	0.002709263
47	0.002709263	0.002709263
48	0.002709263	0.002709263
49	0.002709263	0.002709263
50	0.002709263	0.002709263
51	0.002709263	0.002709263
52	0.002709263	0.002709263
53	0.002709263	0.002709263
54	0.002709263	0.002709263
55	0.002709263	0.002709263
56	0.002709263	0.002709263
57	0.002709263	0.002709263
58	0.002709263	0.002709263
59	0.002709263	0.002709263
60	0.002709263	0.002709263
61	0.002709263	0.002709263
62	0.002709263	0.002709263
63	0.002709263	0.002709263
64	0.002709263	0.002709263
65	0.002709263	0.002709263
66	0.002709263	0.002709263
67	0.002709263	0.002709263
68	0.002709263	0.002709263
69	0.002709263	0.002709263
70	0.002709263	0.002709263
71	0.002709263	0.002709263
72	0.002709263	0.002709263
73	0.002709263	0.002709263
74	0.002709263	0.002709263
75	0.002709263	0.002709263
76	0.002709263	0.002709263
77	0.002709263	0.002709263
78	0.002709263	0.002709263
79	0.002709263	0.002709263
80	0.002709263	0.002709263
81	0.002709263	0.002709263
82	0.002709263	0.002709263
83	0.002709263	0.002709263
84	0.002709263	0.002709263
85	0.002709263	0.002709263
86	0.002709263	0.002709263
87+	0.000000000]	0.000000000]

ICC21 S21FNL

Page [X]

POLICY NUMBER: [XXXXXXXXXX]

POLICY SPECIFICATIONS

FLEXIBLE DURATION NO-LAPSE GUARANTEE RIDER CHARGES

Policy Year	[Monthly Rate per $1 of Net Amount at Risk	Policy Year	Monthly Rate per $1 of Net Amount at Risk
1	[0.00001950	45	0.00001950
2	0.00001950	46	0.00001950
3	0.00001950	47	0.00001950
4	0.00001950	48	0.00001950
5	0.00001950	49	0.00001950
6	0.00001950	50	0.00001950
7	0.00001950	51	0.00001950
8	0.00001950	52	0.00001950
9	0.00001950	53	0.00001950
10	0.00001950	54	0.00001950
11	0.00001950	55	0.00001950
12	0.00001950	56	0.00001950
13	0.00001950	57	0.00001950
14	0.00001950	58	0.00001950
15	0.00001950	59	0.00001950
16	0.00001950	60	0.00001950
17	0.00001950	61	0.00001950
18	0.00001950	62	0.00001950
19	0.00001950	63	0.00001950
20	0.00001950	64	0.00001950
21	0.00001950	65	0.00001950
22	0.00001950	66	0.00001950
23	0.00001950	67	0.00001950
24	0.00001950	68	0.00001950
25	0.00001950	69	0.00001950
26	0.00001950	70	0.00001950
27	0.00001950	71	0.00001950
28	0.00001950	72	0.00001950
29	0.00001950	73	0.00001950
30	0.00001950	74	0.00001950
31	0.00001950	75	0.00001950
32	0.00001950	76	0.00001950
33	0.00001950	77	0.00001950
34	0.00001950	78	0.00001950
35	0.00001950	79	0.00001950
36	0.00001950	80	0.00001950
37	0.00001950	81	0.00001950
38	0.00001950	82	0.00001950
39	0.00001950	83	0.00001950
40	0.00001950	84	0.00001950
41	0.00001950	85	0.00001950
42	0.00001950	86	0.00001950
43	0.00001950	87+	0.00000000
44	0.00001950

ICC21 S21FNL

Page [X]

POLICY NUMBER: [XXXXXXXXXX]

POLICY SPECIFICATIONS

FLEXIBLE DURATION NO-LAPSE GUARANTEE RIDER VALUE FACTORS

APPLICABLE TO FACE AMOUNT OF [BASE POLICY]

Policy Year	No-Lapse Cost of Insurance Rates	No-Lapse Coverage Charges	No-Lapse Administrative Charges
1	[0.00029900	$[17.83	$[15.00
2	0.00029900	17.83	15.00
3	0.00029900	17.83	15.00
4	0.00029900	17.83	15.00
5	0.00029900	17.83	15.00
6	0.00029900	17.83	15.00
7	0.00029900	17.83	15.00
8	0.00029900	17.83	15.00
9	0.00029900	17.83	15.00
10	0.00029900	17.83	15.00
11	0.00029900	17.83	15.00
12	0.00029900	17.83	15.00
13	0.00029900	17.83	15.00
14	0.00029900	17.83	15.00
15	0.00029900	17.83	15.00
16	0.00029900	17.83	15.00
17	0.00029900	17.83	15.00
18	0.00029900	17.83	15.00
19	0.00029900	17.83	15.00
20	0.00029900	17.83	15.00
21	0.00029900	17.83	15.00
22	0.00029900	17.83	15.00
23	0.00029900	17.83	15.00
24	0.00029900	17.83	15.00
25	0.00029900	17.83	15.00
26	0.00029900	17.83	15.00
27	0.00029900	17.83	15.00
28	0.00029900	17.83	15.00
29	0.00029900	17.83	15.00
30	0.00029900	17.83	15.00
31	0.00029900	17.83	15.00
32	0.00029900	17.83	15.00
33	0.00029900	17.83	15.00
34	0.00029900	17.83	15.00
35	0.00029900	17.83	15.00
36	0.00029900	17.83	15.00
37	0.00029900	17.83	15.00
38	0.00029900	17.83	15.00
39	0.00029900	17.83	15.00
40	0.00029900	17.83	15.00
41	0.00029900	17.83	15.00
42	0.00029900	17.83	15.00
43	0.00029900	17.83	15.00
44	0.00029900	17.83	15.00

ICC21 S21FNL

Page [X]

POLICY NUMBER: [XXXXXXXXXX]

POLICY SPECIFICATIONS

FLEXIBLE DURATION NO-LAPSE GUARANTEE RIDER VALUE FACTORS

APPLICABLE TO FACE AMOUNT OF [BASE POLICY]

(continued)

Policy Year	No-Lapse Cost of Insurance Rates	No-Lapse Coverage Charges	No-Lapse Administrative Charges
45	0.00029900	17.83	15.00
46	0.00029900	17.83	15.00
47	0.00029900	17.83	15.00
48	0.00029900	17.83	15.00
49	0.00029900	17.83	15.00
50	0.00029900	17.83	15.00
51	0.00029900	17.83	15.00
52	0.00029900	17.83	15.00
53	0.00029900	17.83	15.00
54	0.00029900	17.83	15.00
55	0.00029900	17.83	15.00
56	0.00029900	17.83	15.00
57	0.00029900	17.83	15.00
58	0.00029900	17.83	15.00
59	0.00029900	17.83	15.00
60	0.00029900	17.83	15.00
61	0.00029900	17.83	15.00
62	0.00029900	17.83	15.00
63	0.00029900	17.83	15.00
64	0.00029900	17.83	15.00
65	0.00029900	17.83	15.00
66	0.00084300	17.83	15.00
67	0.00093900	17.83	15.00
68	0.00104000	17.83	15.00
69	0.00113000	17.83	15.00
70	0.00122000	17.83	15.00
71	0.00130000	17.83	15.00
72	0.00140000	17.83	15.00
73	0.00151000	17.83	15.00
74	0.00163000	17.83	15.00
75	0.00176000	17.83	15.00
76	0.00025700	17.83	15.00
77	0.00027500	17.83	15.00
78	0.00029300	17.83	15.00
79	0.00031100	17.83	15.00
80	0.00032900	17.83	15.00
81	0.00034500	17.83	15.00
82	0.00036100	17.83	15.00
83	0.00037600	17.83	15.00
84	0.00038900	17.83	15.00
85	0.00040000	17.83	15.00
86	0.00040900	17.83	15.00
87+	0.00000000]	0.00]	0.00]

ICC21 S21FNL

Page [X]

POLICY NUMBER: [XXXXXXXXXX]

POLICY SPECIFICATIONS

[FLEXIBLE DURATION NO-LAPSE GUARANTEE RIDER VALUE FACTORS

APPLICABLE TO FACE AMOUNT OF [Rider or Benefit Name]

Policy Year	No-Lapse Cost of Insurance Rates	No-Lapse Coverage Charges	No-Lapse Administrative Charges
1	[#.########	$[##.##	$[##.##
2	#.########	##.##	##.##
3	#.########	##.##	##.##
4	#.########	##.##	##.##
5	#.########	##.##	##.##
6	#.########	##.##	##.##
7	#.########	##.##	##.##
8	#.########	##.##	##.##
9	#.########	##.##	##.##
10	#.########	##.##	##.##
11	#.########	##.##	##.##
12	#.########	##.##	##.##
13	#.########	##.##	##.##
14	#.########	##.##	##.##
15	#.########	##.##	##.##
16	#.########	##.##	##.##
17	#.########	##.##	##.##
18	#.########	##.##	##.##
19	#.########	##.##	##.##
20	#.########	##.##	##.##
21	#.########	##.##	##.##
22	#.########	##.##	##.##
23	#.########	##.##	##.##
24	#.########	##.##	##.##
25	#.########	##.##	##.##
26	#.########	##.##	##.##
27	#.########	##.##	##.##
28	#.########	##.##	##.##
29	#.########	##.##	##.##
30	#.########	##.##	##.##
31	#.########	##.##	##.##
32	#.########	##.##	##.##
33	#.########	##.##	##.##
34	#.########	##.##	##.##
35	#.########	##.##	##.##
36	#.########	##.##	##.##
37	#.########	##.##	##.##
38	#.########	##.##	##.##
39	#.########	##.##	##.##
40	#.########	##.##	##.##
41	#.########	##.##	##.##
42	#.########	##.##	##.##
43	#.########	##.##	##.##
44	#.########	##.##	##.##

ICC21 S21FNL

Page [X]

POLICY NUMBER: [XXXXXXXXXX]

POLICY SPECIFICATIONS

FLEXIBLE DURATION NO-LAPSE GUARANTEE RIDER VALUE FACTORS

APPLICABLE TO FACE AMOUNT OF [Rider or Benefit Name]

(continued)

Policy Year	No-Lapse Cost of Insurance Rates	No-Lapse Coverage Charges	No-Lapse Administrative Charges
45	#.########	##.##	##.##
46	#.########	##.##	##.##
47	#.########	##.##	##.##
48	#.########	##.##	##.##
49	#.########	##.##	##.##
50	#.########	##.##	##.##
51	#.########	##.##	##.##
52	#.########	##.##	##.##
53	#.########	##.##	##.##
54	#.########	##.##	##.##
55	#.########	##.##	##.##
56	#.########	##.##	##.##
57	#.########	##.##	##.##
58	#.########	##.##	##.##
59	#.########	##.##	##.##
60	#.########	##.##	##.##
61	#.########	##.##	##.##
62	#.########	##.##	##.##
63	#.########	##.##	##.##
64	#.########	##.##	##.##
65	#.########	##.##	##.##
66	#.########	##.##	##.##
67	#.########	##.##	##.##
68	#.########	##.##	##.##
69	#.########	##.##	##.##
70	#.########	##.##	##.##
71	#.########	##.##	##.##
72	#.########	##.##	##.##
73	#.########	##.##	##.##
74	#.########	##.##	##.##
75	#.########	##.##	##.##
76	#.########	##.##	##.##
77	#.########	##.##	##.##
78	#.########	##.##	##.##
79	#.########	##.##	##.##
80	#.########	##.##	##.##
81	#.########	##.##	##.##
82	#.########	##.##	##.##
83	#.########	##.##	##.##
84	#.########	##.##	##.##
85	#.########	##.##	##.##
86	#.########	##.##	##.##
87+	#.########]	##.##]	##.##]]

ICC21 S21FNL

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